UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 3, 2018

GENERAL DYNAMICS CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-3671	13-1673581
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2941 Fairview Park Drive, Suite 100, Falls Church, Virginia	22042-4513
(Address of Principal Executive Offices)	(Zip Code)

(703) 876-3000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

On April 3, 2018, General Dynamics Corporation, a Delaware corporation (the “Company”), filed with the U.S. Securities and Exchange Commission (the “Commission”) a Current Report on Form 8-K (the “Initial 8-K”) to disclose that it had completed its previously announced acquisition of CSRA Inc., a Nevada corporation (“CSRA”). This Form 8-K/A amends the Initial 8-K to provide the historical audited and unaudited financial statements of CSRA and the pro forma financial information required by Items 9.01(a) and 9.01(b) of Form 8-K and should be read in conjunction with the Initial 8-K.

Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired

The audited consolidated balance sheet of CSRA as of March 31, 2017, the audited consolidated and combined statements of operations, comprehensive income, changes in equity and cash flows of CSRA for the fiscal year ended March 31, 2017, the notes related thereto, the independent auditor’s report of Deloitte & Touche LLP relating to the financial statements of CSRA and the independent auditor’s report of Deloitte & Touche LLP relating to the internal control over financial reporting of CSRA are filed as Exhibit 99.1 hereto and are incorporated herein by reference.

The unaudited consolidated and condensed balance sheet of CSRA as of December 29, 2017, the unaudited consolidated and condensed statements of operations, comprehensive income and cash flows of CSRA for the nine months ended December 29, 2017, and the notes related thereto are filed as Exhibit 99.2 hereto and are incorporated herein by reference.

On April 1, 2017, CSRA adopted Accounting Standards Update (ASU) No. 2017-07, Compensation - Retirement Benefits (Topic 715): Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost. ASU 2017-07 requires the service cost component of net benefit cost to be reported separately from the other components of net benefit cost in the income statement, but has no impact to net earnings. As a result, net benefit costs of the CSRA defined benefit plans have been presented as a separate line item on CSRA’s statement of operations.

(b)	Pro Forma Financial Information

The unaudited pro forma condensed combined balance sheet of the Company and CSRA as of December 31, 2017, the unaudited pro forma condensed combined statement of earnings of the Company and CSRA for the year ended December 31, 2017, and the notes related thereto are filed as Exhibit 99.3 hereto and incorporated herein by reference.

(d)	Exhibits

23.1	Consent of Independent Registered Public Accounting Firm for CSRA Inc.

99.1	Audited Consolidated Balance Sheet of CSRA Inc. as of March 31, 2017, Audited Consolidated and Combined Statements of Operations, Comprehensive Income, Changes in Equity and Cash Flows of CSRA Inc. for the fiscal year ended March 31, 2017, the Notes related thereto, the Independent Auditor’s Report of Deloitte & Touche LLP relating to the financial statements of CSRA Inc. and the Independent Auditor’s Report of Deloitte & Touche LLP relating to the internal control over financial reporting of CSRA Inc. (incorporated herein by reference to Part II, Items 8 and 9A of the annual report on Form 10-K of CSRA Inc. (File No. 001-37494) filed with the Commission on May 25, 2017).

99.2	Unaudited Consolidated and Condensed Balance Sheet of CSRA Inc. as of December 29, 2017, Unaudited Consolidated and Condensed Statements of Operations, Comprehensive Income and Cash Flows of CSRA Inc. for the nine months ended December 29, 2017 and the Notes related thereto (incorporated herein by reference to Part I, Item 1 of the quarterly report on Form 10-Q of CSRA Inc. (File No. 001-37494) filed with the Commission on February 7, 2018).

99.3	Unaudited Pro Forma Condensed Combined Balance Sheet of General Dynamics Corporation and CSRA Inc. as of December 31, 2017, Unaudited Pro Forma Condensed Combined Statement of Earnings of General Dynamics Corporation and CSRA Inc. for the year ended December 31, 2017, and the Notes related thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL DYNAMICS CORPORATION

	by	/s/ Gregory S. Gallopoulos
Gregory S. Gallopoulos
Senior Vice President, General Counsel and Secretary

Dated: May 7, 2018		(Authorized Officer)

3